PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
	      THE SECURITIES EXCHANGE ACT OF 1934 (Amendment No.   )


[X] Filed by the Registrant
[ ] Filed by a Party other than the Registrant

Check the appropriate box:
[ ] Preliminary Proxy Statement
[X] Definitive Proxy Statement
[ ] Definitive Additional Material
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12
[ ] Confidential Use of the Commission Only (as permitted by Rule 14a-6(e)(2))



			    GALLERY OF HISTORY, INC.
	       (Name of Registrant as Specified In Its Charter)


			    GALLERY OF HISTORY, INC.
		  (Name of Person(s) Filing Proxy Statement)


Payment of Filing Fee (Check the appropriate box):

[ ] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2) or
    Item 22(a)(2) of Schedule 14A.
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule
    14a-6(i)(3).
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     1)   Title of each class of securities to which transaction applies:
	  __________________________________________________________________
     2)   Aggregate number of securities to which transaction applies:
	  __________________________________________________________________
     3)   Per unit or other underlying value of transaction computed
	  pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
	   __________________________________________________________________
     4)   Proposed maximum aggregate value of transaction:
	   __________________________________________________________________
     5)   Total fee paid:
	   __________________________________________________________________
[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
    1)   Amount Previously Paid:___________________________________________
    2)   Form, Schedule or Registration Statement No.:_____________________
    3)   Filing Party:_____________________________________________________
    4)   Date Filed:_______________________________________________________


Notes:

                         GALLERY OF HISTORY, INC.
                         3601 West Sahara Avenue
                            Promenade Suite
                      Las Vegas, Nevada  89102-5822


              ________________________________________________
                 NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
              ________________________________________________



TO THE STOCKHOLDERS OF
GALLERY OF HISTORY, INC.:


	The Annual Meeting of Stockholders of the Gallery of History, Inc.
(the "Company") will be held at the Company's offices, 3601 West Sahara Avenue, Promenade Suite, Las Vegas, Nevada 89102-5822 on June 27, 1997 at 9:00 a.m. local time for the following purposes:

    1. To elect five directors to serve until the next annual meeting of the stockholders;

    2. To approve the appointment of Arthur Andersen LLP, as the Company's independent auditors for the fiscal year ending September 30, 1997; and

    3. To transact such other business as may properly come before the meeting and any adjournment thereof.

All of the above matters are more fully described in the accompanying Proxy Statement.

Stockholders of Common Stock of the Company of record at the close of business on May 20, 1997 will be entitled to vote at the meeting or any adjournment thereof.


                                        By order of the Board of Directors,

                                        TODD M. AXELROD
                                        TODD M. AXELROD,
                                        Chairman of the Board

May 22, 1997



WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED WITHIN THE UNITED STATES. THE PROXY MAY BE REVOKED IN WRITING PRIOR TO THE MEETING, OR IF YOU ATTEND THE MEETING, YOU MAY REVOKE THE PROXY AND VOTE YOUR SHARES IN PERSON.

                         GALLERY OF HISTORY, INC.
                         3601 West Sahara Avenue
                             Promenade Suite
                      Las Vegas, Nevada  89102-5822


                            _________________
                             PROXY STATEMENT
                            _________________



    The Board of Directors presents this Proxy Statement to all stockholders and solicits their proxies for the Annual Meeting of Stockholders to be held June 27, 1997 and any adjournment thereof (the "Meeting"). The purposes for which the Meeting is to be held are set forth in the Notice of Meeting on the preceding page.

    All proxies duly executed and received will be voted on all matters presented at the Meeting in accordance with the instructions given by such proxies. In the absence of specific instructions, proxies so received will be voted for the named nominees for election to the Company's Board of Directors and for the appointment of Arthur Andersen LLP, as the Company's independent public accountants. The Board of Directors does not anticipate that any of its nominees will be unavailable for election and does not know of any other matters that may be brought before the Meeting. In the event that any other matter should come before the Meeting or any nominee is not available for election, the persons named in the enclosed proxy will have discretionary authority to vote all proxies not marked to the contrary with respect to such matter in accordance with their best judgment. A proxy may be revoked by delivering a written notice of revocation to the principal office of the Company or in person at the Meeting at any time prior to the voting thereof. Directors will be elected by a majority of the votes cast for or against. Shares represented by a proxy marked for abstention on a proposal will be counted as represented at the meeting with respect to such proposal, but will not be voted for or against the proposal. The effect of marking a proxy for abstention, however, is the same as marking it against the proposal. Shares registered in the name of a broker will be counted as represented at the meeting only for proposals as to which the broker's proxy gives voting directions. The Company will pay the entire expense of soliciting these proxies, which solicitation will be by use of the mails, such mailing to take place on or about May 22, 1997.

    There were 3,257,934 shares of Common Stock of the Company outstanding as of May 20, 1997. The Common Stock is the only class of securities of the Company entitled to vote. Each share has one vote. Only stockholders of record as of the close of business on May 20, 1997 will be entitled to vote. A list of stockholders entitled to vote at the Meeting will be available at the Company's office, 3601 West Sahara Avenue, Promenade Suite, Las Vegas, Nevada, for a period of ten days prior to the meeting for examination by any stockholder.

                              ELECTION OF DIRECTORS

    At the Meeting, five directors are to be elected for the ensuing year and until their successors are duly elected and qualified. If, at the time of election, any of the nominees should be unavailable for election, a circumstance which is not expected by the Company, it is intended that the proxies will be voted for such substitute nominee as may be selected by the Company. Proxies not marked to the contrary will be voted for the election of the following five persons, all of whom are standing for re-election.

                                                        Year First
                          Position(s) with              Became a
Name             Age      the Company                   Director
---------------  ---      -------------------------     --------

Todd M. Axelrod   47      President and Chairman          1981
                          of the Board of Directors

Rod R. Lynam      48      Treasurer/Assistant             1984
                          Secretary and Director

Marc DuCharme     44      Senior Vice President and       1989
                          Director

Pamela Axelrod    42      Executive Vice President and    1995
                          Director

Roger P. Croteau  35

    Each officer of the Company, including those who are also nominees to the Board, will hold office until a successor has been elected by the Board.

    Todd M. Axelrod has been Chairman of the Board of Directors and President of the Company since its inception in November 1981. He devotes his full business time to the Company's affairs. Mr. Axelrod has been a private collector of valuable historical documents since 1968. Mr. Axelrod authored a book entitled The Handbook of Historical Documents -- A Guide to Owning History, which is being sold in the Company's galleries.

    Rod Lynam has been Treasurer and Chief Financial Officer of the Company since September 1984.

    Marc DuCharme has been a Vice President since 1989 and served as the Director of Framing since July 1985.

    Pamela Axelrod, the wife of Mr. Axelrod, has been a Vice President since 1992 and served as the Manager of the Las Vegas Fashion Show gallery from June 1984 to April 1996. She has served as Executive Assistant to the President since April 1996.

    Roger P. Croteau is a practicing attorney and has been a partner in the law firm of Croteau & Shawhan, Ltd., Las Vegas, Nevada since November 1996. Prior to his current position, Mr. Croteau was Associate General Counsel for the State Industrial Insurance System from June 1995 to November 1996; Corporate

Associate, Gordon & Silver, Ltd., Las Vegas, Nevada from July 1994 to June 1995; and Associate General Counsel for H. P. Hood, Inc. from May 1992 to July 1994.

    Garrett Williams, age 53, is a Senior Vice-President of the Company since 1989 who is the only executive officer of the Company not listed above. He has served as Executive Assistant to the President from November 1988 to April 1996 and has been a director of the Company from 1991 to 1996. He has served as the Manager of the Las Vegas Fashion Show gallery from April 1996 to March 1997 and currently serves as a sales representative at the headquarters' location.

    Management recommends that the stockholders vote "FOR" the nominees for directors.





                  SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

    The following table sets forth certain information, as of May 1, 1997, pertaining to ownership of the Company's Common Stock by those persons, known to the Company, to be the beneficial and record owners of more than five percent of the Common Stock of the Company, by each director and nominee of the Company and by all officers and directors of the Company as a group:

        Name of Beneficial                              Number of    Percent
        Holder (1) (2)                                   Shares      of Class
        ----------------------------------------        ---------    --------
        Todd M. Axelrod (3)(5)                          2,051,412      63.0%

        Rod Lynam                                             105       (4)

        Pamela Axelrod (3)(5)                           2,051,412      63.0%

        Gerald Newman (6)                                 531,500      14.8%
       	Seabreeze Lane
       	Amagansette, NY 10093

        Elliott Associates, L.P.(7)                       434,792      13.3%
       	712 Fifth Avenue, 36th Floor
       	New York, NY  10019

        Westgate International, L.P.(7)                   434,792      13.3%
       	Midland Bank Trust Corporation
       	P.O. Box 1109, Mary Street
        Grand Cayman, Cayman Islands,
       	British West Indies

        Martley International, Inc.(7)                    434,792      13.3%
       	222 Cedar Lane, Suite 111
       	Teaneck, NJ  07666

        All officers and directors                      2,051,517      63.0%
       	as a group (3 persons)

(1)	The address of each director and nominee, except where otherwise indicated is: c/o Gallery of History, Inc., 3601 West Sahara Avenue, Promenade Suite, Las Vegas, Nevada 89102-5822.

(2)	Except as otherwise noted below, the individuals referred to above have sole voting and investment power in regard to their Common Stock.

(3)	Includes 1,029,511 shares of Common Stock owned of record and beneficially by Pamela Axelrod, Mr. Axelrod's wife, for which Mr. Axelrod has been appointed proxy (as discussed in Note (5) below). Excludes 81,302 shares of Common Stock owned of record and beneficially by Ruth Canvasser, Mr. Axelrod's mother, as to which Mr. Axelrod disclaims beneficial ownership.

(4)	Less than 1%.

(5)	Pamela Axelrod has appointed Todd Axelrod her proxy with full power of substitution, to vote all of her 1,029,511 shares and to give all consents on all matters that Mrs. Axelrod may be entitled to vote or consent to at any meeting of the stockholders of the Company or under any other circumstance where a vote or consent of stockholders is required. Includes 1,021,901 shares owned of record and beneficially by Todd Axelrod (see Note (3) above).

(6)	Includes 335,000 shares issuable upon exercise of currently exercisable options.

(7)	According to a Schedule 13D dated April 15, 1996 received by the
        Company, Elliott Associates, L.P., a Delaware limited partnership ("Elliott"), owns 284,692 shares, Westgate International, L.P., a Cayman Island limited partnership ("Westgate") owns 75,050 shares and Martley International, Inc., a Delaware corporation ("Martley") owns 75,050. The above listed companies have indicated in the Schedule 13D that they constitute a "group" as defined in Rule 13d-5(b)(1) with respect to their beneficial ownership of the Common Stock.










                        MEETINGS OF THE BOARD OF DIRECTORS AND
                          INFORMATION REGARDING COMMITTEES

    The Board of Directors held one meeting during the fiscal year ended September 30, 1996. All directors attended such meeting. The Board of Directors has a Compensation Committee, consisting of Todd M. Axelrod. The Compensation Committee did not meet during the fiscal year ended September 30, 1996. Among its duties is to recommend to the Board of Directors the issuance of stock options. The Company does not have any other standing committees.

                              EXECUTIVE COMPENSATION

    The following summary compensation table sets forth information concerning the annual and long-term compensation for services in all capacities to the Company for the fiscal years ended September 30, 1996, 1995 and 1994, of those persons who were, at September 30, 1996 (i) the chief executive officer and
(ii) the other most highly compensated executive officers of the Company, whose annual base salary and bonus compensation was in excess of $100,000.


          Name and Principal            Fiscal         Annual Compensation
          Position                       Year          Salary         Bonus
          __________________________    ______        ________       _______

          Todd M. Axelrod                1996         $132,000
          President and Chief            1995          133,230      $25,000(1)
            Executive Officer            1994          200,000

          Pamela R. Axelrod              1996         $132,500      $25,000(2)
            Executive Vice-President     1995          131,042       50,000(3)
                                         1994                 (4)


(1) Includes deferred bonus in the amount of $25,000 which was paid to Todd Axelrod during January and June 1996.

(2)  Accrued bonus earned not yet paid.

(3)  Includes deferred bonus in the amount of $25,000 which was paid to Pamela
     R. Axelrod during September 1995 and $25,000 accrued bonus of which $10,602 was paid in fiscal and $14,398 was paid in June 1996.

(4)  Less than $100,000.

    During the three year period ended September 30, 1996 the Company did not grant any stock options or stock appreciation rights to any of the named executive officers of the Company. During fiscal 1996, no employee held any stock options.










                               CERTAIN TRANSACTIONS

    The Company sells for promotional purposes a book authored by Todd M. Axelrod, the Company's President and Chairman of the Board. Books were purchased in January 1992 from Nanna Corp., a company owned 50% by Mr. Axelrod and 50% by Pamela Axelrod, Mr. Axelrod's wife, for a total purchase price of $357,500, of which $283,720 was paid by the Company by issuing a note to Nanna Corp., due April 1995, with interest at the prime rate. In April 1995, the note was paid in full. The Company believes that such purchase price was substantially comparable to what it would had to pay to an unrelated supplier.

    The Company borrowed $185,260 in fiscal year 1994 from Nanna Corp. The loan bore interest at the prime rate plus 2% and was payable in installments of $6,000 a month. In April 1996, the loan was paid in full. During fiscal years 1994 and 1993, the Company borrowed an aggregate $40,000 from Ruth Canvasser, Mr. Axelrod's mother. The loans bore interest at 8.5% and were paid in full in fiscal 1995. In October 1993, the Company borrowed $20,000 from Beth Ring, Mr. Axelrod's sister-in-law, which bore interest at 8.5% and was paid in full during fiscal 1995. In May 1994, the Company borrowed $110,000 from Pamela Axelrod. During fiscal 1995, Mrs. Axelrod exercised 7,500 employee stock options at $2.50 a share reducing the loan balance by $18,750. Mrs. Axelrod purchased a document from the Company during fiscal 1995 reducing the loan balance by $748 and additional documents during fiscal 1996 reducing the loan balance by $1,146. This demand note bore interest at the prime rate plus 2% and was paid in full during April 1997. The proceeds from said loans have been utilized by the Company for working capital purposes. In September 1995, Mrs. Axelrod purchased additional documents from the Company totaling $36,500. This purchase was paid for by reducing an outstanding bonus due Mrs. Axelrod. The prices for the above mentioned documents sold to Mrs. Axelrod were no less favorable to the Company than if sold at wholesale prices.










                           RATIFICATION OF APPOINTMENT
                        OF INDEPENDENT PUBLIC ACCOUNTANTS

    Arthur Andersen LLP has been selected as the Company's independent auditors for the fiscal year ending September 30, 1997. Selection of auditors is made by the Board of Directors subject to stockholder approval. Arthur Andersen LLP has no financial interest, either direct or indirect, in the Company. A representative of Arthur Andersen LLP is expected to attend the Meeting and have an opportunity to make a statement and/or respond to appropriate questions from stockholders.

    Management recommends voting "FOR" the ratification of the appointment of the auditors.

                  DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

    Proposals of stockholders of the Company which are intended to be presented at the Company's next Annual Meeting, must be received by the Company no later than January 23, 1998 in order that they may be included in the proxy statement and form of proxy relating to that meeting. The Securities and Exchange Commission has adopted regulations that govern the inclusion of such proposals in the Company's annual proxy materials.



    THE COMPANY'S 1996 FORM 10-KSB ANNUAL REPORT TO THE SECURITIES AND EXCHANGE COMMISSION, EXCLUSIVE OF EXHIBITS, WILL BE MAILED WITHOUT CHARGE TO ANY STOCKHOLDER ENTITLED TO VOTE AT THE MEETING, UPON WRITTEN REQUEST TO: GALLERY OF HISTORY, INC., 3601 WEST SAHARA AVENUE, PROMENADE SUITE, LAS VEGAS,
NEVADA  89102-5822.



    In addition to soliciting proxies by mail, the Company may make requests for proxies by telephone, telegraph or messenger or by personal solicitation by officers, directors, or employees of the Company, or by any one or more of the foregoing means. The Company will also reimburse brokerage firms and other nominees for their actual out-of-pocket expenses in forwarding proxy materials to beneficial owners of the Company's shares. All expenses in connection with such solicitation are to be paid by the Company.



                                   By Order of the Board of Directors



                                   TODD M. AXELROD

                                   TODD M. AXELROD
                                   Chairman of the Board


Dated:  May 22, 1997
Las Vegas, Nevada

                                GALLERY OF HISTORY, INC.
                                         PROXY
                  Annual Meeting of Stockholders, June 27, 1997
        	THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints each of Todd M. Axelrod and Rod R. Lynam, each with full power to act without the other, and with full power of substitution, as the attorneys and proxies of the undersigned and hereby authorizes them to represent and to vote, all the shares of Common Stock of Gallery of History, Inc. that the undersigned would be entitled to vote, if personally present, at the Annual Meeting of Stockholders to be held on June 27, 1997 or any adjournment thereof, upon such business as may properly come before the meeting, including the items set forth below.

1. ELECTION OF DIRECTORS    FOR all nominees below      WITHHOLD AUTHORITY
			    (except as marked to the    to vote for all
			    contrary below) [ ]         nominees below [ ]

   NOMINEES:     Todd M. Axelrod, Rod Lynam, Marc DuCharme, Pamela Axelrod and
                 Roger P. Croteau.
   INSTRUCTION:  To withhold authority to vote for any individual nominee
		 write that nominee's name in the space provided below.


2. TO RATIFY SELECTION OF ARTHUR ANDERSEN LLP, AS CERTIFIED INDEPENDENT PUBLIC ACCOUNTANTS FOR THE 1997 FISCAL YEAR.
         [ ]  FOR              [ ]  AGAINST              [ ]  ABSTAIN

-------------------------------------------------------------------------------

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2 AS RECOMMENDED BY THE BOARD OF DIRECTORS.

Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.



                                  Dated: ______________________________, 1997

                                         ____________________________________
                                         Signature

                                         ____________________________________
                               		 Signature if held jointly

       (PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING
			    THE ENCLOSED ENVELOPE.)